                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 1999


                       TRINET CORPORATE REALTY TRUST, INC.
             (Exact name of Registrant as specified in its charter)



                                    Maryland
                            (State of Incorporation)


             1-11918                                            94-3175659
    (Commission File Number)                           (IRS Employer ID Number)






 One Embarcadero Center, 33rd Floor
         San Francisco, CA                                    94111-3722
(Address of principal executive offices)                      (Zip Code)


                                 (415) 391-4300
              (Registrant's telephone number, including area code)



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Item 5.  Other Events

        This Current Report on Form 8-K is being filed to report the details of the Company's 1999 Annual Meeting of Stockholders. The record date for the Annual Meeting is March 15, 1999. The Annual Meeting will be held on Wednesday, May 26, 1999 at 9:00 a.m. at the offices of the Company located at One Embarcadero Center, 33rd Floor, San Francisco, CA 94111. The Company anticipates mailing the Notice of Annual Meeting, Proxy Statement and Form of Proxy on or about April 5, 1999 to stockholders of record on the record date. The Company's Annual Report to Stockholders for 1998 will also be mailed at that time. The Company also hereby announces that Robert S. Morris, a Director of the Company since 1993, has resigned from the Board of Directors effective March 31, 1999 for personal reasons due to the demands on his time from other business commitments.



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         TRINET CORPORATE REALTY TRUST, INC.




                                           By: /s/ Elisa F. DiTommaso
                                           ---------------------------------
                                           Elisa F. DiTommaso
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Authorized Officer of the Registrant
                                           and Principle Financial Officer)


Dated:  March 31, 1999